FOR IMMEDIATE RELEASE	Exhibit 99.1
Investor’s Contact:
Jeanie Herbert
QLogic Corporation
Phone: (949) 389-6343
jeanie.herbert@qlogic.com
QLOGIC REPORTS FOURTH QUARTER
AND FISCAL YEAR 2008 RESULTS
Record Revenue Achieved
ALISO VIEJO, Calif., May 1, 2008 – QLogic Corp. (NASDAQ:QLGC), a leader in networking for storage and high performance computing (HPC), today announced its financial results for the fourth quarter and fiscal year ended March 30, 2008.
Fourth Quarter Highlights
•	Net revenue increased 9% from last year to a record $159.7 million.

•	Net income: $22.8 million GAAP, $37.7 million non-GAAP.

•	Net income per diluted share: $0.17 GAAP, $0.28 non-GAAP.

•	Cash generated from operations was $49.0 million.

•	$376.4 million in cash and marketable securities as of March 30, 2008.

•	Repurchased $36.2 million of outstanding common stock.
Fiscal Year Highlights
•	Net revenue was a record $597.9 million.

•	Net income: $96.2 million GAAP, $141.3 million non-GAAP.

•	Net income per diluted share: $0.67 GAAP, $0.99 non-GAAP.

•	Cash generated from operations was $211.6 million.

•	Repurchased $351.5 million of outstanding common stock.
Financial Results
Net revenue for the fourth quarter of fiscal 2008 was $159.7 million. Revenue from Host Products, which are comprised primarily of Fibre Channel and iSCSI Host Bus Adapters (HBAs) and InfiniBand Host Channel Adapters (HCAs), was $110.3 million during the fourth quarter of fiscal 2008 and increased 5% from $105.1 million in the comparable quarter last year. Revenue from Network Products, which are comprised primarily of Fibre Channel and InfiniBand switches, was $27.5 million during the fourth quarter of fiscal 2008 and increased 6% from $25.9 million in the comparable quarter last year. Revenue from Silicon Products, which are comprised primarily of protocol chips and management controllers, was $13.9 million during the fourth quarter of fiscal 2008 and was consistent with the comparable quarter last year. Other revenue, which is comprised primarily of royalties and service fees, was $7.9 million during the fourth quarter of fiscal 2008 and increased from $2.1 million in the comparable quarter last year.
Net income on a GAAP basis for the fourth quarter of fiscal 2008 was $22.8 million, or $0.17 per diluted share, and increased from $18.4 million, or $0.12 per diluted share for the fourth quarter of fiscal 2007. Net income on a GAAP basis includes stock-based compensation expense, acquisition-related charges, impairment charges related to intangible assets and marketable securities, special charges, and the related income tax effects. Net income on a non-GAAP basis for the fourth quarter of fiscal 2008 was $37.7 million, or $0.28 per diluted share, and increased from $35.2 million, or $0.22 per diluted share for the fourth quarter of fiscal 2007.
Net revenue for fiscal 2008 was $597.9 million compared to $586.7 million in fiscal 2007. Net income on a GAAP basis for fiscal 2008 was $96.2 million, or $0.67 per diluted share, and included stock-based compensation expense, acquisition-related charges, impairment charges related to intangible assets and marketable securities, special charges, and the related income tax effects. Net income on a GAAP basis for fiscal 2007 was $105.4 million or $0.66 per diluted share. Non-GAAP net income for fiscal 2008 was $141.3 million, or $0.99 per diluted share.
“QLogic reported record revenue for both the fourth quarter and fiscal year 2008.  Our record revenue for fiscal 2008 was driven by a 7% increase in revenue from Host Products and a 15% increase in revenue from Network Products from last year,” said H. K. Desai, QLogic’s chief executive officer.  “As we exit fiscal 2008 with favorable second half performance, we believe we have positive momentum heading into fiscal 2009.”
QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures is presented in the accompanying financial schedules.
QLogic’s fiscal 2008 fourth quarter conference call is scheduled for today at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). H.K. Desai, chief executive officer, and Simon Biddiscombe, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (913) 312-1524, pass code: 7954247.

The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.
About QLogic
QLogic is a leading supplier of high performance storage networking solutions, which include the controller chips, host adapters and fabric switches that are the backbone of storage networks for most Global 2000 corporations. The company delivers a broad and diverse portfolio of products that includes Fibre Channel HBAs, blade server embedded Fibre Channel switches, Fibre Channel stackable switches, iSCSI HBAs and iSCSI routers.  The company is also a leading supplier of InfiniBand switches and InfiniBand host channel adapters for the emerging high performance computing market. QLogic products are delivered to small-to-medium businesses and large enterprises around the world via its channel partner community.  QLogic products are also powering solutions from leading companies like Cisco, Dell, EMC, Hitachi Data Systems, HP, IBM, Network Appliance and Sun Microsystems. QLogic is a member of the S&P 500 Index.
Disclaimer - Forward Looking Statements
This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements.  The company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; gross margins that may vary over time; revenues may be affected by changes in IT spending levels; the stock price of the company may be volatile; the company’s dependence on the storage area network market; potential adverse effects of server virtualization technology on the company’s business; potential adverse effects of increased market acceptance of blade servers; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a limited number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain silicon chip suppliers; the complexity of the company’s products; sales fluctuations arising from customer transitions to new products; environmental compliance costs; international economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to attract and retain key personnel; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; reliance on third party technology; the use of “open source” software in our products; changes in our tax provisions or adverse outcomes resulting from examination of our income tax returns; computer viruses and other tampering with the company’s computer systems; and facilities of the company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission.  The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces.  The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Year Ended
	March 30,	April 1,	March 30,	April 1,
	2008	2007	2008	2007
Net revenues	$159,723	$147,096	$597,866	$586,697
Cost of revenues	53,846	52,208	205,959	191,982

Gross profit	105,877	94,888	391,907	394,715

Operating expenses:
Engineering and development	33,752	35,773	134,668	135,315
Sales and marketing	22,062	22,636	84,166	86,731
General and administrative	8,799	7,770	34,049	31,044
Special charges	1,556	—	5,328	—
Purchased in-process research and development	—	1,800	—	3,710

Total operating expenses	66,169	67,979	258,211	256,800

Operating income	39,708	26,909	133,696	137,915

Interest and other income (expense), net	(2,861)	(1,460)	14,024	16,872

Income before income taxes	36,847	25,449	147,720	154,787

Income taxes	14,082	7,008	51,510	49,369

Net income	$22,765	$18,441	$96,210	$105,418

Net income per share:
Basic	$0.17	$0.12	$0.68	$0.66
Diluted	$0.17	$0.12	$0.67	$0.66

Number of shares used in per share calculations:
Basic	133,873	157,775	142,167	159,081
Diluted	134,762	159,235	142,901	160,680

QLOGIC CORPORATION
RECONCILIATION OF GAAP NET INCOME TO
NON-GAAP NET INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Year Ended
	March 30,	April 1,	March 30,	April 1,
	2008	2007	2008	2007
GAAP net income	$22,765	$18,441	$96,210	$105,418
Items excluded from GAAP net income:
Stock-based compensation	7,515	7,733	31,764	30,279
Amortization of purchased intangible assets	3,618	5,089	16,725	12,940
Impairment of intangible assets	2,338	—	2,338	—
Acquisition-related stock-based compensation	641	1,283	1,209	9,092
Special charges	1,556	—	5,328	—
Purchased in-process research and development	—	1,800	—	3,710
Impairment of marketable securities	6,867	8,094	6,867	8,094
Income tax effect	(7,589)	(7,208)	(19,093)	(17,413)

Total non-GAAP adjustments	14,946	16,791	45,138	46,702

Non-GAAP net income	$37,711	$35,232	$141,348	$152,120

Net income per diluted share:
GAAP net income	$0.17	$0.12	$0.67	$0.66
Adjustments	0.11	0.10	0.32	0.29

Non-GAAP net income	$0.28	$0.22	$0.99	$0.95

Non-GAAP Financial Measures
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period to period operating results and that these items are not indicative of the company’s on-going core operating performance.
The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a diluted per share basis.
Management uses non-GAAP net income in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that this measure is an important component of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure.

Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.
The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.
For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.

A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

	Three Months Ended		Year Ended
	March 30,	April 1,	March 30,	April 1,
(unaudited - in thousands)	2008	2007	2008	2007
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$499	$466	$2,128	$1,897
Amortization of purchased intangible assets	2,779	3,617	12,867	11,093
Impairment of intangible assets	2,338	—	2,338	—
Acquisition-related stock-based compensation	—	13	(24)	52

Total cost of revenue adjustments	5,616	4,096	17,309	13,042

Operating expenses:
Engineering and development:
Stock-based compensation	3,400	2,924	14,531	11,190
Amortization of purchased intangible assets	31	67	314	267
Acquisition-related stock-based compensation	644	1,616	1,198	7,601
Sales and marketing:
Stock-based compensation	1,502	2,272	6,255	8,155
Amortization of purchased intangible assets	808	1,405	3,544	1,580
Acquisition-related stock-based compensation	(3)	(327)	35	1,387
General and administrative:
Stock-based compensation	2,114	2,071	8,850	9,037
Acquisition-related stock-based compensation	—	(19)	—	52
Special charges	1,556	—	5,328	—
Purchased in-process research and development	—	1,800	—	3,710

Total operating expense adjustments	10,052	11,809	40,055	42,979

Interest and other income (expense):
Impairment of marketable securities	6,867	8,094	6,867	8,094

Total non-GAAP adjustments before income taxes	22,535	23,999	64,231	64,115
Income tax effect	(7,589)	(7,208)	(19,093)	(17,413)

Total non-GAAP adjustments	$14,946	$16,791	$45,138	$46,702

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	March 30, 2008	April 1, 2007
ASSETS

Current assets:
Cash and cash equivalents	$160,009	$76,804
Short-term marketable securities	160,497	467,118
Accounts receivable, net	81,642	73,538
Inventories	27,520	38,935
Deferred tax assets	32,227	27,866
Other current assets	8,925	12,892

Total current assets	470,820	697,153

Long-term marketable securities	55,903	—
Property and equipment, net	93,726	90,913
Goodwill	127,409	102,910
Purchased intangible assets, net	34,652	55,093
Deferred tax assets	25,870	49
Other assets	2,586	25,241

	$810,966	$971,359

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$35,643	$29,280
Accrued compensation	31,120	34,483
Accrued taxes	5,262	15,729
Deferred revenue	8,693	4,669
Other current liabilities	5,952	7,674

Total current liabilities	86,670	91,835

Accrued taxes	48,163	—
Other liabilities	10,217	4,993

Total liabilities	145,050	96,828

Stockholders’ equity:
Common stock	200	198
Additional paid-in capital	657,893	608,515
Retained earnings	1,084,938	988,728
Accumulated other comprehensive income (loss)	(2,530)	169
Treasury stock	(1,074,585)	(723,079)

Total stockholders’ equity	665,916	874,531

	$810,966	$971,359

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Year Ended
	March 30,	April 1,
	2008	2007
Cash flows from operating activities:
Net income	$96,210	$105,418
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	30,857	27,554
Stock-based compensation	31,764	30,279
Acquisition-related:
Amortization of purchased intangible assets	16,725	12,940
Stock-based compensation	1,209	9,092
Purchased in-process research and development	—	3,710
Deferred income taxes	(5,865)	(4,154)
Impairment of marketable securities	6,867	8,094
Provision for losses on accounts receivable	399	30
Loss on disposal of property and equipment	1,328	214
Impairment of intangible assets	2,338	—
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(8,503)	(2,275)
Inventories	11,415	2,771
Other assets	3,593	(1,906)
Accounts payable	7,282	(7,401)
Accrued compensation	(1,940)	2,264
Accrued taxes	11,951	2,809
Deferred revenue	6,412	3,706
Other liabilities	(453)	(2,076)

Net cash provided by operating activities	211,589	191,069

Cash flows from investing activities:
Purchases of marketable securities	(185,707)	(298,220)
Sales and maturities of marketable securities	425,033	366,677
Additions to property and equipment	(30,001)	(31,708)
Acquisition of businesses, net of cash acquired	67	(142,521)
Restricted cash placed in escrow	—	(24,000)
Restricted cash received from escrow	—	12,508

Net cash provided by (used in) investing activities	209,392	(117,264)

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	14,696	33,703
Tax benefit from issuance of stock under stock plans	288	5,816
Payoff of line of credit assumed in acquisition	—	(1,632)
Purchase of treasury stock	(352,760)	(160,080)

Net cash used in financing activities	(337,776)	(122,193)

Net increase (decrease) in cash and cash equivalents	83,205	(48,388)

Cash and cash equivalents at beginning of year	76,804	125,192

Cash and cash equivalents at end of year	$160,009	$76,804

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the company’s revenue components is as follows:

	Three Months Ended		Year Ended
	March 30,	April 1,	March 30,	April 1,
	2008	2007	2008	2007
Host Products	$110,323	$105,134	$437,882	$410,607
Network Products	27,519	25,935	101,758	88,307
Silicon Products	13,940	13,971	44,323	76,652
Other	7,941	2,056	13,903	11,131

	$159,723	$147,096	$597,866	$586,697

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended		Year Ended
	March 30,	April 1,	March 30,	April 1,
	2008	2007	2008	2007
United States	$80,211	$78,076	$305,146	$314,300
Europe, Middle East and Africa	39,206	35,230	144,631	131,954
Asia-Pacific and Japan	32,063	24,333	113,063	111,130
Rest of world	8,243	9,457	35,026	29,313

	$159,723	$147,096	$597,866	$586,697